EXHIBIT 10.1

Subscription Agreement
The Shares have not been registered under the Securities Act of 1933 or the securities laws of any state or any other jurisdiction. There are further restrictions on the transferability of the Shares described herein.

PORTER BANCORP, INC.
2500 Eastpoint Parkway
Louisville, Kentucky 40223
Ladies and Gentlemen:
The undersigned understands that Porter Bancorp, Inc., a Kentucky corporation (the "Company"), is offering an aggregate of 4,000,000 of its Common Shares and Non-Voting Common Shares, no par value (the “Offering Shares”), in a private placement for $1.25 per share, or an aggregate purchase price of $5,000,000.  The undersigned further understands that the offering is being made without registration under the Securities Act of 1933, as amended (the "Securities Act"), or any securities law of any state of the United States or of any other jurisdiction, and is being made only to "accredited investors" (as defined in Rule 501 of Regulation D under the Securities Act).
1.                 The Financing.  The undersigned understands that the Company is raising capital to pay off the accrued and unpaid interest on the outstanding capital securities of its subsidiary trusts (the “Trust Securities”) and for general corporate purposes (the “Financing”), including to support its wholly owned subsidiary bank, PBI Bank, Inc. (the “Bank”).  In connection with the Financing, the following transactions will occur at a closing (the "Closing") to be held at the Company’s main office on April 15, 2016, at 10 a.m., or at such other time and place as the Company may designate by notice to the undersigned (the “Closing Date”):
(a)            Accredited investors who purchase Offering Shares in the Financing (the “Subscribers”) will deposit the aggregate purchase price for the Offering Shares for which they subscribe with Frost Brown Todd LLC, who shall serve as the Escrow Agent for the Financing.
(b)            A portion of the purchase price deposited by the Subscribers with the Escrow Agent equal to the accrued and unpaid interest on the Trust Securities as of the next interest payment date shall be allocated for payment by the Escrow Agent directly to the trustees for the Company’s subsidiary trusts (the “Trustees”), as more fully described in Section 4, below.  In consideration for making such payment, the Company will issue to the Subscribers a number of Offering Shares having an aggregate purchase price equal to the accrued and unpaid interest paid to the Trustees; and

(c)            The Company will issue and sell to the Subscribers an additional number of Offering Shares having an aggregate purchase price equal to the balance of the funds on deposit with the Escrow Agent after payment of the accrued and unpaid interest on the Trust Securities, such that the aggregate purchase price of all of the Offering Shares issued and sold by the Company in the Financing will total $5,000,000.
2.                Subscription. Subject to the terms and conditions of this subscription agreement (the "Subscription Agreement"), the undersigned hereby irrevocably subscribes for the number of Offering Shares (the "Shares") for the aggregate purchase price both as set forth in Appendix A.  The aggregate purchase price is payable as described in Section 4, below. The undersigned acknowledges that the Shares will be subject to restrictions on transfer as set forth in this Subscription Agreement.
3.                Acceptance of Subscription and Issuance of Shares. It is understood and agreed that the Company shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to the undersigned at the Closing referred to in Section 1.  Subscriptions need not be accepted in the order received, and the Shares may be allocated among subscribers at the Company’s discretion. Notwithstanding anything in this Subscription Agreement to the contrary, the Company shall have no obligation to issue any of the Shares to any person who is a resident of a jurisdiction in which the issuance of Shares to such person would constitute a violation of the securities or other similar laws of such jurisdiction (collectively referred to as the "State Securities Laws").
4.                Payment for Shares; Closing.
(a)            The undersigned shall make payment for the Shares in the amount set forth in Appendix A by wire transfer of immediately available funds or other means approved by the Company for receipt by the Escrow Agent at or prior to the Closing. Instructions for wiring funds to the Escrow Agent’s account are attached as Appendix B.
(b)            The undersigned Subscriber directs the Escrow Agent to pay its pro rata portion of the interest payable on the Trust Securities directly to the Trustees and not to the Company.
(c)            The Escrow Agent shall notify the Company when it has received the aggregate purchase price of all of the Offering Shares to be issued and sold by the Company in the Financing from the Subscribers, including the undersigned.
(d)            When instructed by the Company and the Subscribers,

(i)            the Escrow Agent shall pay (A) to the Trustees an amount equal to the accrued and unpaid interest on the Trust Securities as of the date of the next interest payment, and (B) to the Company, the remaining balance of the aggregate purchase price held by the Escrow Agent; and
(ii)            The Company shall cause the transfer agent for the Offering Shares to deliver certificates representing the Shares (or confirmation that the Shares have been issued in book entry form, if applicable) to the undersigned and the other Subscribers.
5.                Representations and Warranties of the Company. As of the Closing, the Company represents and warrants that:
(a)            Organization and Qualification.  Each of the Company and the Bank is duly formed and validly existing under the laws of Kentucky, with the requisite power and authority to own or lease and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor the Bank is in violation of any of the provisions of its respective articles of incorporation or bylaws. The Company is duly registered as a bank holding company under the BHC Act.  The Bank’s deposit accounts are insured up to applicable limits by the Federal Deposit Insurance Corporation, and all premiums and assessments required to be paid in connection therewith have been paid when due.
(b)            Filings, Consents and Approvals.  Neither the Company nor any of its Subsidiaries is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including, without limitation, the issuance of the Shares) other than (i) as required by the Formal Agreement between the Company and the Board of Governors of the Federal Reserve System, Federal Reserve Bank of St. Louis (the “Formal Agreement”), (ii) as required by the Consent Order, FDIC-11-738b, issued to the Bank by the Federal Deposit Insurance Corporation and the Kentucky Department (the “Consent Order”), (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iv) filings required by applicable State Securities Laws, (v) the filing of any requisite notices and/or application(s) to The NASDAQ Stock Market for the issuance and sale of the Shares and the listing of the Shares for trading thereon in the time and manner required thereby, and (vi) such filings or consents that have been made or obtained prior to the date of this Agreement (collectively, the “Required Approvals”).
(c)            Issuance of the Shares.  The Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Subscription Agreement, will be validly issued, fully paid and nonassessable.

(d)                SEC Reports; Disclosure Materials.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, since December 31, 2014 (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports” and together with this Agreement and other information provided to prospective investors, the “Disclosure Materials”).  As of their respective filing dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the U.S. Securities and Exchange Commission (the “Commission”) promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
(e)                Financial Statements.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the balance sheet of the Company and its consolidated subsidiaries taken as a whole as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments, which would not be material, either individually or in the aggregate.
(f)                Regulatory Matters.  The Bank is subject to the Consent Order, and the Company has entered into the Formal Agreement, both of which are described in the SEC Reports and the Disclosure Materials.  Among other things, the Consent Order prescribes minimum capital ratios the Bank must attain.  The Bank is currently not in compliance with the minimum capital requirements of the Consent Order, and although the Company may contribute a portion of the net proceeds of the Financing to increase the Bank’s capital, the Bank’s capital ratios after any such capital contribution will be less than the minimums required by the Consent Order.
6.                Representations and Warranties of the Undersigned. The undersigned hereby represents and warrants to and covenants with the Company that:
(a)                General.
(i)            The undersigned has all requisite authority (and in the case of an individual, the capacity) to purchase the Shares, enter into this Subscription Agreement and to perform all the obligations required to be performed by the undersigned hereunder, and such purchase will not contravene any law, rule or regulation binding on the undersigned or any investment guideline or restriction applicable to the undersigned.
(ii)            The undersigned is a resident of the state set forth on the signature page hereto and is not acquiring the Shares as a nominee or agent or otherwise for any other person.

(iii)            The undersigned will comply with all applicable laws and regulations in effect in any jurisdiction in which the undersigned purchases or sells Shares and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which the undersigned is subject or in which the undersigned makes such purchases or sales, and the Company shall have no responsibility therefor.
(iv)            The undersigned acknowledges that neither the Company nor any other person offered to sell the Shares to it by means of any form of general solicitation or advertising, including but not limited to: (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (B) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.
(b)                Information Concerning the Company.
(i)          The undersigned acknowledges that it has received and reviewed the Disclosure Materials and is familiar with the business and financial condition and operations of the Company, all as generally described in the SEC Reports. The undersigned has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. The undersigned has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Shares.
(ii)        The undersigned understands and accepts that the purchase of the Shares involves various risks, including the risks outlined in the SEC Reports and in this Subscription Agreement.
(iii)        The undersigned understands that, unless the undersigned notifies the Company in writing to the contrary at or before the Closing, each of the undersigned's representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the undersigned.
(c)                Status of Undersigned.
(i)         The undersigned is an "accredited investor" as defined in Rule 501(a) under the Securities Act. The undersigned agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Shares.

(ii)            The undersigned has such knowledge, skill and experience in business, financial and investment matters that the undersigned is capable of evaluating the merits and risks of an investment in the Shares, and is not relying on the advice or recommendations of the Company in deciding to purchase the Shares. With the assistance of the undersigned's own professional advisors, to the extent that the undersigned has deemed appropriate, the undersigned has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Shares and the consequences of this Subscription Agreement. The undersigned has considered the suitability of the Shares as an investment in light of its own circumstances and financial condition and the undersigned is able to bear the risks associated with an investment in the Shares and its authority to invest in the Shares.
(d)                Restrictions on Transfer or Sale of Shares.
(i)            The undersigned is acquiring the Shares solely for the undersigned’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Shares. The undersigned understands that the Company’s issuance and sale of the Shares has not been registered under the Securities Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the undersigned and of the other representations made by the undersigned in this Subscription Agreement. The undersigned understands that the Company is relying upon the representations and agreements contained in this Subscription Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.
(ii)            The undersigned understands that the Shares are "restricted securities" under applicable federal securities laws and that the Securities Act and the rules of the Commission provide in substance that the Shares may be disposed of only pursuant to an effective registration statement under the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state, federal or foreign securities laws.  In connection with any transfer of the Shares other than (i) pursuant to an effective registration statement, (ii) to the Company or (iii) pursuant to Rule 144 (provided that the transferor provides the Company with reasonable assurances (in the form of seller and broker representation letters) that such securities may be sold pursuant to Rule 144), the Company may require the transferor to provide to the Company and the Company’s transfer agent, at the transferor’s expense, an opinion of counsel selected by the transferor and reasonably acceptable to the Company and its transfer agent, the form and substance of which opinion shall be reasonably satisfactory to the Company and its transfer agent, to the effect that the proposed transfer does not require registration of the Shares to be transferred under the Securities Act.  As a condition of transfer (other than pursuant to clauses (i), (ii) or (iii) of the preceding sentence), any such transferee shall agree in writing to be bound by the terms of this Agreement.

7.                Conditions to Obligations of the Undersigned and the Company. The obligations of the undersigned to purchase and pay for the Shares specified in Appendix A and of the Company to sell the Shares are subject to the satisfaction at or prior to the Closing of the following conditions precedent:
(a)            The completion of the transactions comprising the Financing as described in Section 1 of this Agreement (other than the undersigned’s purchase of the Shares); and
(b)            the representations and warranties of the Company contained in Section 5 hereof and of the undersigned contained in Section 6 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing.
8.                Registration.  Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Annex B), pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the Shares under the Securities Act and applicable state securities laws.
9.                Obligations Irrevocable. Subject to the terms and conditions of this Subscription Agreement, the obligations of the undersigned hereunder shall be irrevocable.
10.                Restrictive Legend.
(a)            The certificates representing the Shares sold pursuant to this Subscription Agreement will be imprinted with (and, with respect to Shares held in book-entry form, the Company’s transfer agent will record on the share register) a legend in substantially the following form:
"THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS."

(b)            Upon Rule 144 becoming available for the resale of Shares without the requirement for the Company to be in compliance with the current public information required under 144(c)(1) as to the Shares and without volume or manner-of-sale restrictions, the Company shall, upon request of the undersigned, instruct its transfer agent to remove the legend from the Shares and cause its counsel to issue any legend removal opinion required by the transfer agent.
11.            Waiver, Amendment. Neither this Subscription Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.
12.            Assignability. Neither this Subscription Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the undersigned without the prior written consent of the other party.
13.            Waiver of Jury Trial. THE UNDERSIGNED IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT.
14.            Submission to Jurisdiction. With respect to any suit, action or proceeding relating to any offers, purchases or sales of the Shares by the undersigned ("Proceedings"), the undersigned irrevocably submits to the jurisdiction of the federal or state courts located in Louisville, Kentucky, which submission shall be exclusive unless none of such courts has lawful jurisdiction over such Proceedings.
15.            Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky.
16.            Section and Other Headings. The section and other headings contained in this Subscription Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Subscription Agreement.
17.            Counterparts. This Subscription Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.
18.            Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses (or such other address as either party shall have specified by notice in writing to the other):

If to the Company:	Porter Bancorp, Inc. 2500 Eastpoint Parkway Louisville, Kentucky 40223 Facsimile: (888) 832-9724 E-mail: JTaylor@pbibank.com Attention: John T. Taylor President and Chief Executive Officer

If to the Purchaser:	To the person named and at the address stated on the Signature Page.
19.            Binding Effect. The provisions of this Subscription Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.
20.            Survival. All representations, warranties and covenants contained in this Subscription Agreement shall survive (i) the acceptance of the subscription by the Company and the Closing, (ii) changes in the transactions, documents and instruments described in the Disclosure Materials which are not material or which are to the benefit of the undersigned and (iii) the death or disability of the undersigned.
21.            Notification of Changes. The undersigned hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the closing of the purchase of the Shares pursuant to this Subscription Agreement which would cause any representation, warranty, or covenant of the undersigned contained in this Subscription Agreement to be false or incorrect.
22.            Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this _____ day of April, 2016.

PURCHASER (if an individual):	PURCHASER (if an entity):
______________________________ Signature Name: ________________________ (please print)	_________________________________ Legal Name of Entity By______________________________ Name: Title:
Address:	Address:
E-mail:	E-mail:
Phone:	Phone:

State of Residence or Domicile: ______________________________________

Aggregate Purchase Price: US$________________________

The offer to purchase Shares as set forth above is confirmed and accepted by the Company as to __________ Offering Shares (__________ Common Shares and __________ Non-Voting Common Shares).

PORTER BANCORP, INC.
By______________________________ Name: Title:

APPENDIX A
CONSIDERATION TO BE DELIVERED

Shares to be Acquired	Aggregate Purchase Price to be Paid
_________ Common Shares _________ Non-Voting Common Shares	US$ ____________________ US$ ____________________